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                                   SUPPLEMENT
                            DATED JUNE 6, 2007 TO THE
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                               DATED MAY 31, 2007
               FOR THE HARTFORD MUTUAL FUNDS, INC. ("PROSPECTUS")
                                WITH RESPECT TO:



The following supplement supersedes the previous supplement dated June 1, 2007 to the above referenced Prospectus as follows:

1) Under the heading "The Hartford High Yield Municipal Bond Fund, Your Expenses," on page 7 of the Prospectus, footnote number 5 to the Shareholder Fees and Annual Operating Expenses table is deleted and replaced with the following:


     (5) HIFSCO has voluntarily agreed to waive and/or reimburse all "Other Expenses" for the fund's first six months of operation.

2) In the section entitled "About Your Account -- Sales Charge Reductions and Waivers -- Waivers for Certain Investors" on page 22 of the Prospectus, the fifth bullet is deleted in its entirety.

3) In the section entitled "About Your Account -- Sales Charge Reductions and Waivers -- Waivers for Certain Investors," on page 22 of the Prospectus, the following bullet is added:

     - one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).



 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.